Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies
9.	Commitments and Contingencies

Legal Proceedings

We are subject to certain legal proceedings that have arisen in the ordinary course of our business and have not been fully adjudicated. Although the ultimate outcome of such legal proceedings cannot be predicted with certainty, based on information currently available, advice of counsel, and available insurance coverage, in our opinion, the outcome of such legal proceedings is not expected to have a material adverse effect on our business, financial condition or results of operations. However, the outcome of any such legal proceedings cannot be predicted with certainty and in the event of unexpected future developments, it is possible that the ultimate resolution of one or more of these matters could be unfavorable. Our failure to prevail in one or more of these legal matters could, individually or in the aggregate, materially adversely affect our consolidated financial position or operating results. Regardless of the outcome, any litigation may require us to incur significant litigation expenses and may result in significant diversion of management's attention. All litigation settlements are recorded within other expense on our consolidated statements of operations.

5.	Commitments and Contingencies

Leases

Our facilities include locations in Nashville, Tennessee; Westlake Village, California; Minden, Nevada; Novi, Michigan; and Akron, Ohio. Our future minimum lease commitments under noncancelable leases are as follows at December 31, 2010 (in thousands):

Year Ended December 31,	Amount
2011	1,325
2012	1,161
2013	1,096
2014	938
2015	822
Thereafter	3,461

Total	$8,803

Total rent expense for the years ended December 31, 2010, 2009, and 2008 was $2.0 million, $2.3 million, and $2.1 million, respectively.

Minimum Processing Commitments

We have non-exclusive agreements with several processors to provide us services related to transaction processing and transmittal, transaction authorization and data capture, and access to various reporting tools. Certain of these agreements require us to submit a minimum monthly number of transactions for processing. If we submit a number of transactions that is lower than the minimum, we are required to pay to the processor the fees that it would have received if we had submitted the required minimum number of transactions. As of December 31, 2010, such minimum fee commitments were as follows (in thousands):

Year Ended December 31,	Amount
2011	4,593
2012	329
2013	—
2014	—
2015	—
Thereafter	—
Total	$4,922

In conjunction with our purchase of a merchant portfolio from FDMS in 2004, we also entered into service agreements with FDMS (the "Service Agreements"), pursuant to which FDMS agreed to perform certain data processing and related services with respect to the acquired merchant contracts through 2011. In consideration for entering into the Service Agreements, we are required to pay FDMS a processing fee related to these accounts of at least 70% of the amount paid during the immediately preceding year. The minimum commitments for years after 2010 included in the table above are based on the preceding year minimum amounts. The actual minimum commitments for such years may vary based on actual fees paid in the preceding years.

We also have agreed to utilize FDMS to process at least 75% of our consolidated transaction sales volume in any calendar year through 2011. The minimum commitments for such years are not calculable as of December 31, 2010, and are excluded from this table.

Contingent Acquisition Price Obligations

Certain of our acquisitions include purchase price escalations that are contingent upon future performance. For acquisitions prior to January 1, 2009 (the effective date of SFAS 141R), we accrue such obligations once all contingencies are met. There were no contingent purchase price obligations accrued at December 31, 2010.

Reserves on Merchant Accounts

Some of our merchants are required to maintain reserves (cash deposits) that are used to offset chargebacks incurred. Our sponsoring banks hold these reserve cash deposits related to our merchant accounts as long as there is an exposure to loss resulting from a merchant's processing activity. As of December 31, 2010, these reserve cash deposits totaled approximately $38.1 million. We have no legal title to the cash accounts maintained at the sponsor bank in order to cover potential chargeback and related losses under the applicable merchant agreements. We also have no legal obligation to these merchants with respect to these reserve cash accounts, and accordingly, we do not include these accounts and the corresponding obligation to the merchants in our consolidated financial statements.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is "charged back" to the merchant's bank and credited to the account of the cardholder. After the chargeback occurs, we attempt to recover the chargeback either directly from the merchant or from the merchant's reserve account. If we or our sponsoring banks are unable to collect the chargeback from the merchant's account, or, if the merchant refuses or is financially unable due to bankruptcy or other reasons, to reimburse the merchant's bank for the chargeback, we bear the loss for the amount of the refund paid to the cardholder's bank. At December 31, 2010 and 2009, our reserve for losses on merchant accounts included in accrued liabilities and other totaled $1.4 million and $1.5 million, respectively.

Legal

We are subject to certain legal proceedings that have arisen in the ordinary course of our business and have not been fully adjudicated. Although the ultimate outcome of these legal proceedings cannot be predicted with certainty, based on information currently available, advice of counsel, and available insurance coverage, in our opinion, the outcome of such legal proceedings is not expected to have a material adverse effect on our business, financial condition or results of operations. However, the results of legal proceedings cannot be predicted with certainty and in the event of unexpected future developments, it is possible that the ultimate resolution of one or more of these matters could be unfavorable. Should we fail to prevail in any of these legal matters or should several of these legal matters be resolved against us in the same reporting period, our consolidated financial position or operating results could be materially adversely affected. Regardless of the outcome, any litigation may require us to incur significant litigation expenses and may result in significant diversion of management's attention. All litigation settlements are recorded within other expense on our consolidated statements of operations.